CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Jill Klindt, Executive Vice President, Chief Financial Officer, and Treasurer of Workiva Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.the Annual Report on Form 10-K of the Company for the period ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

February 20, 2024	/s/ Jill Klindt Jill Klindt Executive Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer)